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            NUMBER                                    MININGCO.COM-TRADEMARK-                                          SHARES
                                                        MININGCO.COM, INC.

    MC

INCORPORATED UNDER THE LAWS OF                                                                                    SEE REVERSE FOR
    THE STATE OF DELAWARE                                                                                       CERTAIN DEFINITIONS



THIS CERTIFIES THAT                                                                                              CUSIP 60366T 10 8









is the owner of

                     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.001 PER SHARE, OF

      -----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- MININGCO.COM, INC. --------------------------------------------------------
      -----------------------------------------------------------------------------------------------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.

     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated



/s/ Robert Harris                        [MININCO.COM, INC. CORPORATE DELAWARE 1999 SEAL]   /s/ Scott Kurnit
---------------------------------------                                                     ---------------------------------------
SECRETARY                                                                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                                                                             AND CHAIRMAN OF THE BOARD OF DIRECTORS





                                                                         COUNTERSIGNED AND REGISTERED:
                                                                                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                         BY                            TRANSFER AGENT AND REGISTRAR


                                                                                                               AUTHORIZED SIGNATURE


-----------------------------------------------         ------------------------------------------------------------
           AMERICAN BANK NOTE COMPANY                        PRODUCTION COORDINATOR: BELINDA BECK: 215-830-2198
              680 BLAIR MILL ROAD                                        PROOF OF FEBRUARY 9, 1999
               HORSHAM, PA 19044                                                MININGCO.COM
                (215) 657-3480                                                   H 60666 FC
-----------------------------------------------         ------------------------------------------------------------
        SALES:  L. TOGLIA: 212-593-5700                          OPERATOR:                         JW/HJ/EG
-----------------------------------------------         ------------------------------------------------------------
     /NET/BANKNOTE/HOME 13/ MININGCO 60666                                          REV2
-----------------------------------------------         ------------------------------------------------------------


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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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     TEN COM - as tenants in common             UNIF GIFT MIN ACT-______________Custodian______________
     TEN ENT - as tenants by the entireties                           (Cust)                (Minor)
     JT TEN  - as joint tenants with right of                     under Uniform Gifts to Minors
               survivorship and not as tenants                    Act______________
               in common                                                (State)

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    Additional abbreviations may also be used though not in the above list.



     For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________________



                       _________________________________________________________
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


     SIGNATURE(S) GUARANTEED:___________________________________________________
                             THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                             ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                             STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.





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
-----------------------------------------------         ------------------------------------------------------------
           AMERICAN BANK NOTE COMPANY                        PRODUCTION COORDINATOR: BELINDA BECK: 215-830-2198
              680 BLAIR MILL ROAD                                        PROOF OF FEBRUARY 11, 1999
               HORSHAM, PA 19044                                                MININGCO.COM
                (215) 657-3480                                                   H 60666 BK
-----------------------------------------------         ------------------------------------------------------------
        SALES:  L. TOGLIA: 212-593-5700                          OPERATOR:                         JW/HJ/EG
-----------------------------------------------         ------------------------------------------------------------
     /NET/BANKNOTE/HOME 13/ MININGCO 60666                                          REV2
-----------------------------------------------         ------------------------------------------------------------

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